                                                                         EX 99.6

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30


DATE:                November 30, 2005

TO:                  Supplemental Interest Trust,
                     Lehman XS Trust
                     Mortgage Pass-Through Certificates, Series 2005-7N c/o U.S. Bank National Association
                     1 Federal Street, 3rd Floor
                     Boston, Massachusetts 02110
                     Attention:  Structured Finance - LXS 2005-7N
                      ("PARTY B")


FROM:                ABN AMRO BANK N.V.
                     199 Bishopsgate,
                     London EC2M 3XW,
                     United Kingdom
                     Attention:  Fixed Income Derivatives Documentation
                     Telex: 887366 Answerback: ABNALN G
                     Fax: 44 20 7857 9428
                     Telephone: 44 20 7678 3311
                     Electronic Messaging System Details: Swift ABNA GB 2L ("PARTY A")

RE:                  Interest Rate Swap Transaction


Dear Sir or Madam:

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of November 30, 2005, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30


1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

         General Terms
         -------------

         Trade Date:                              November 18, 2005

         Effective Date:                          December 25, 2005

         Termination Date:                        November 25, 2008, subject to adjustment in accordance with the Following
                                                  Business Day Convention

         Notional Amount:                         See Amortization Schedule, Schedule A

         FLOATING AMOUNTS I:

              Floating Rate Payer I:              Party B

              Floating Rate Payer I Period        The 25th day of each month of each year, commencing on January 25, 2006 to
              End Dates:                          and including the Termination Date, with no adjustment to Period End Dates.

              Floating Rate Payer I Payment       Early Payment, one (1) Business Day immediately preceding each Floating
              Dates:                              Rate Payer I Period End Date, commencing on January 24, 2006.

              Floating Rate Option:               The Repricing Index, which shall be defined as the 12-MTA Index as published in Federal Reserve Statistical Release H.15 or successor publication. If the Repricing Index is not available, then the Calculation
                                                  Agent will follow the following fallback provisions.

                                                  Alternate Index to the Repricing Index:

                                                  A. GENERAL PROCEDURE:

                                                  If on any Reset Date the value for the Repricing Index applicable to that
                                                  Reset Date as specified in this Confirmation has not been published in the
                                                  Federal Reserve Statistical Release H.15 (or successor thereto) or posted by Bloomberg, then the Calculation Agent may calculate an alternate index for the Repricing Index based on the 12 Month Treasury Average ("12-MTA")
                                                  as set forth in this section. The 12-MTA is the 12 month average of the monthly average yields of U.S. Treasury securities adjusted to a constant maturity of one year ("1-Year CMT"). The 12-MTA will be calculated as the alternate for the Repricing Index applicable to a Reset Date by summing the monthly average values for 1-Year CMT observations for the appropriate 12 calendar months, dividing by 12, and rounding the resulting numbers to the
                                                  3rd decimal place.

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30

                                                  For any designated Reset Date, the appropriate 12 months for the calculation specified in this subsection shall be the 12 months ending on, and including, the calendar month that is immediately preceding that Reset
                                                  Date.

                                                  For the purposes of the calculation specified in this subsection, the monthly average value of the 1-Year CMT for each appropriate calendar month will be obtained from the H.15 Federal Reserve Statistical Release data (or any successor thereto).

                                                  B. ABSENCE OF A MONTHLY RATE:

                                                  If on any Reset Date, the conditions specified in subsection A exist, and the monthly average value of the 1-Year CMT for any month in the applicable
                                                  12 calendar month period necessary to make the calculation specified in subsection A is no longer available from the H.15 Federal Reserve
                                                  Statistical Release data (or any successor thereto), the Calculation Agent will calculate the monthly average value of the 1-Year CMT for any such missing month(s) from the daily value of the 1-Year CMT obtained from the
                                                  H.15 Federal Reserve Statistical Release data (or any successor thereto) as follows:

                                                  1.  adding together the daily 1-year CMT rates (one for each New York Fed
                                                      Business Day) for that calendar month posted under each New York Fed
                                                      Business Day heading for the following row "Treasury Constant
                                                      Maturities," Nominal 10", "1-year", or any successor designation, row or source;

                                                  2.  dividing the resulting sum by the total number of daily 1-Year CMT rates published for that calendar month; and

                                                  3.  rounding the resulting number to the 2nd decimal place.

                                                  C. ABSENCE OF A DAILY RATE:

                                                  If on any Reset Date, the conditions specified in subsection B exist, and the 1-Year CMT daily rate necessary to make the calculation specified in subsection B for the missing value(s) for such months(s) is not available from the H.15 Federal Reserve Statistical Release data (or any successor thereto) for any one or more New York Fed Business Days in such month(s)
                                                  ("Unposted Day(s)") for any reason, then the Calculation Agent may within its sole discretion elect to either (i) wait for the Board of Governors of the Federal Reserve System, or the United States Department of Treasury, to
                                                  publish a daily 1-Year CMT rate for the Unposted Day(s), or (ii) determine a substitute 1-Year CMT daily rate for the Unposted Day(s), using the mechanism described in the definition of "USD-CMT-T7051" contained in the
                                                  2000 ISDA Definitions, June 2000 Annex, as published by the International
                                                  Swaps and Derivatives Associations, Inc., provided however, that all references to "Designated Maturity" shall be deemed references to 1-Year
                                                  CMT; "Representative Amount" shall mean the Notional Amount, and in the event United States government securities dealers in New York City are not available, the Calculation Agent may select other United States government securities dealers. If the Calculation Agent elects to wait for the Board of Governors of the Federal Reserve System, or the United States Department
                                                  of Treasury, to post a 1-Year CMT daily rate for the Unposted Day(s) and neither has done so by the Payment Date, then the Calculation Agent shall determine a substitute 1-Year CMT daily rate for the Unposted Day(s). The
                                                  Calculation Agent shall then calculate the monthly value for 1-Year CMT for month(s) as described in subsection B, using either the 1-Year CMT daily rate(s) that Board of Governors of the Federal Reserve System, or the
                                                  United States Department of Treasury, posts late or such substitute 1-Year
                                                  CMT daily rate(s), as applicable, for the Unposted Day(s).

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30

                                                  D. CHANGES TO THE 12-MTA INDEX:

                                                  If on or prior to any Reset Date, either the Calculation Agent or Party B determines in good faith that a material change in the formula for or the method of calculating the Repricing Index has occurred (so that such index no longer fairly represents the value of the Repricing Index as contemplated by the parties hereto), such party shall give written notice thereof to the other party no later than two (2) Business Days prior to the
                                                  Floating Rate Payer I Payment Date. If the other party agrees, then the
                                                  Repricing Index applicable to the Reset Date shall be recalculated by the
                                                  Calculation Agent pursuant to the procedures set forth in this Confirmation for the calculation of an alternate index to the Repricing Index. If the parties cannot come to an agreement with respect to the appropriate index value within one (1) Business Day, then the index value will be determined based on quotations obtained from five leading Reference Banks pursuant to the procedures set forth under "Calculation Agent" below.

              Spread:                             ______ basis points

              Floating Rate Day Count Fraction:   30/360

              Reset Date:                         In respect of each Floating Rate Payer I Payment Date, the first calendar day of the calendar month of such Floating Rate Payer I Payment Date, commencing with January 01, 2005.


         FLOATING AMOUNTS II:

              Floating Rate Payer II:             Party A

              Floating Rate Payer II Period       The 25th day of each month of each year, commencing on January 25, 2006 to
              End Dates:                          and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

              Floating Rate Payer II Payment      Early Payment, one (1) Business Day immediately preceding each Floating
              Dates:                              Rate Payer II Period End Date, commencing on January 24, 2006.

              Floating Rate Option:               USD-LIBOR-BBA

              Designated Maturity:                One (1) month

              Spread:                             Inapplicable

              Floating Rate Day Count Fraction:   Actual/360

              Reset Date:                         The first day of each Calculation Period

                  Compounding:                    Inapplicable


              Business Day:                       Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the States of New York, Massachusetts, Minnesota or
                                                  Colorado are closed.

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30

2.       Procedural Terms:
         Calculation Agent:                       Party A

                                                  If Party B objects to any calculation by the Calculation Agent hereunder,
                                                  Party B shall inform the Calculation Agent of its objection within two (2)
                                                  Business Days, provided, however such objection may be raised no later than three (3) Business Days prior to the relevant Payment Date, following receipt of notice from the Calculation Agent specifying the amounts of payments then due. Upon the receipt of such notice of objection by the
                                                  Calculation Agent, the Parties shall confer in good faith to resolve the dispute. If the Parties cannot come to an agreement with respect to the disputed calculation within one (1) Business Day, any disputed interest rates, index values or dollar amounts (each, "Disputed Amount"), as the case may be, shall be determined by the Calculation Agent by obtaining quotations for such Disputed Amounts from five leading Reference Banks using "mid" as the relevant quotations, discarding the highest and lowest quotations and taking the average of the three remaining quotations if five quotations are provided. If at least three, but fewer than five quotations are provided for a Disputed Amount, such amount shall be the arithmetic mean of the quotations. If fewer than three quotations are provided, the
                                                  Disputed Amount shall be determined by the Calculation Agent in good faith and in a commercially reasonable manner.

              Offices:                            The Office of Party A for this Swap Transaction is London.

              Account Details:

                  Payments to Party A:            ABN AMRO Bank N.V., New York,   ABNAUS33
                                                  CHIPS 007535
                                                  ABA No. 026009580
                                                  A/C Name: ABN Amro Bank N.V., London
                                                  A/C No. /661001036741
                                                  Ref. DCM

                  Payments to Party B:            U.S. Bank Corporate Trust Services
                                                  ABA# 091-000-022
                                                  DDA# 173-103-321-118
                                                  Ref: LXS 05-7N/Supp Int
                                                  Attn: D. Kenneally

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number        :0044 207 8579428/9430
Telephone Number  :0044 207 6783311/3196



ABN AMRO BANK N.V., LONDON BRANCH

By: ________________________________________
    Authorized Signatory

By: ________________________________________
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
LEHMAN XS TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-7N
By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee



By:________________________________
   Name:
   Title:

[LOGO] ABN-AMRO                                       ABN Amro Bank N.V.
                                                      OTC Derivative Operations
                                                      199 Bishopsgate, London
                                                      EC2M 3XW
                                                      United Kingdom
                                                      Tel:+44 20 7678 8000
                                                      Fax:+44 20 7857 9428/30

SCHEDULE A to the Confirmation dated as of November 30, 2005,
Re: Reference Number []

AMORTIZATION SCHEDULE,

---------------------------------------------------------------
   CALCULATION PERIOD IN
   RESPECT OF THE PAYMENT
  DATE SCHEDULED TO OCCUR
            ON*:                  NOTIONAL AMOUNT (USD)
---------------------------------------------------------------
      January 25, 2006                 1,660,854,808.17
---------------------------------------------------------------
     February 25, 2006                 1,649,289,509.68
---------------------------------------------------------------
       March 25, 2006                  1,638,831,109.13
---------------------------------------------------------------
       April 25, 2006                  1,625,615,960.32
---------------------------------------------------------------
        May 25, 2006                   1,609,607,475.08
---------------------------------------------------------------
       June 25, 2006                   1,590,763,918.00
---------------------------------------------------------------
       July 25, 2006                   1,569,111,891.13
---------------------------------------------------------------
      August 25, 2006                  1,544,714,277.93
---------------------------------------------------------------
     September 25, 2006                1,517,660,555.84
---------------------------------------------------------------
      October 25, 2006                 1,488,027,999.19
---------------------------------------------------------------
     November 25, 2006                 1,455,923,044.12
---------------------------------------------------------------
     December 25, 2006                 1,421,590,238.86
---------------------------------------------------------------
      January 25, 2007                 1,387,204,597.66
---------------------------------------------------------------
     February 25, 2007                 1,352,770,631.70
---------------------------------------------------------------
       March 25, 2007                  1,318,434,706.30
---------------------------------------------------------------
       April 25, 2007                  1,284,207,693.62
---------------------------------------------------------------
        May 25, 2007                   1,250,102,833.47
---------------------------------------------------------------
       June 25, 2007                   1,216,138,640.91
---------------------------------------------------------------
       July 25, 2007                   1,182,335,831.60
---------------------------------------------------------------
      August 25, 2007                  1,148,708,571.30
---------------------------------------------------------------
     September 25, 2007                1,115,237,274.93
---------------------------------------------------------------
      October 25, 2007                 1,082,113,779.78
---------------------------------------------------------------
     November 25, 2007                 1,049,937,460.96
---------------------------------------------------------------
     December 25, 2007                 1,018,102,487.55
---------------------------------------------------------------
      January 25, 2008                    987,306,980.29
---------------------------------------------------------------
     February 25, 2008                    957,486,895.64
---------------------------------------------------------------
       March 25, 2008                     928,680,773.15
---------------------------------------------------------------
       April 25, 2008                     900,979,378.98
---------------------------------------------------------------
        May 25, 2008                      873,395,545.99
---------------------------------------------------------------
       June 25, 2008                      846,298,877.50
---------------------------------------------------------------
       July 25, 2008                      818,912,887.81
---------------------------------------------------------------
      August 25, 2008                     791,815,878.29
---------------------------------------------------------------
     September 25, 2008                   765,121,080.90
---------------------------------------------------------------
      October 25, 2008                    739,518,804.51
---------------------------------------------------------------
     November 25, 2008                    714,833,364.10
---------------------------------------------------------------

*subject to adjustment in accordance with the Following Business Day Convention